POWER OF ATTORNEY

	Know all by these presents that the
undersigned hereby constitutes and
appoints each of Marvet
Abbassi, David Moffatt and George
Greenslade, signing singly, the
undersigned's true and lawful
attorney-in-fact to:

	(1)	file a Form ID with the United
States Securities and Exchange Commission
(the "SEC")
in order to obtain the filing codes for
the undersigned required for the
undersigned to make the filings
with the SEC referred to below and file
with the SEC the document required to be filed with the SEC pursuant to Rule 10(b)(2) of Regulation S-
T promulgated by the SEC within two
business days after
filing the Form ID;

(2)	execute for and on behalf of the
undersigned, in the undersigned's capacity as beneficial owner of the securities of Allied
Healthcare International, Inc. (the
"Company"), a Schedule 13D or any
amendment thereto pursuant to Section
13(d) of the Securities Exchange Act of
1934, as amended (the
"Exchange Act"), and the rules thereunder, and Forms 3, 4 and 5 in accordance with
Section 16(a) of the
Exchange Act and the rules thereunder;

(3)	do and perform any and all acts for
an on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedule 13D or amendments thereto or Form 3,
4 or 5 and timely file such Schedule or
amendment or Form with the SEC and any
stock exchange or
similar authority; and

	(4)	execute for and on behalf of
the undersigned any and all documents
required or
appropriate in connection with (a) the
exercise by the undersigned of his stock options in the Company and/or (b) the sale by the undersigned or the sale by the affiliates of the undersigned of shares of common stock of the Company owned by them
(whether such shares of common stock were acquired upon the exercise of options or otherwise), including, but not limited, (i) a Form 144 to be filed with the SEC pursuant to Rule 144 under the Securities
Act of 1933, as amended (the "Securities
Act"), and (ii) such
other documents as are required or
requested by the broker-dealer or other
institution facilitating such
exercise and/or such sale

(5)	do and perform any and all acts for
an on behalf of the undersigned which may be necessary or desirable in connection with the exercise by the undersigned of his stock options in the
Company and/or the sale by the undersigned or the sale by the affiliates of the undersigned of the shares of common stock of the Company owned by them; and

	(6)	take any other action of any
type whatsoever in connection with the
foregoing which, in
the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

	The undersigned hereby grants to
each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that any such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 13(d) or Section 16 of the Exchange Act or with
Rule 144 under the Securities Act or any other provision of applicable federal or state securities laws.

	This Power of Attorney shall remain
in full force and effect with respect to any attorney-in-fact named above until the undersigned ceases to hold any position as an officer or director of the Company, unless earlier revoked by the undersigned in a signed writing delivered to such attorney-in-fact.

	IN WITNESS WHEREOF, the undersigned
has executed this Power of Attorney this 16 day of
November, 2006.

  /s/ Sophia Corona__
Signature

Sophia Corona___
Print Name